SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 20, 2000
                                                         -----------------

                             SOFTQUAD SOFTWARE, LTD.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                             0-26327                           65-0877744
      ----------------                      -------------                    -----------------
(State or other jurisdiction           (Commission File Number)                (IRS Employer
     of incorporation)                                                       Identification No.)

     161 EGLINTON AVENUE EAST, SUITE 400, TORONTO, ONTARIO, CANADA M4P 1J5
  ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 416-544-9000
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item  2.          Acquisition or Disposition of  Assets
                  ----------------------------------------

          On November 20, 2000, the Registrant completed its acquisition (the "Acquisition") of all of the outstanding securities of Advanced Data Engineering Inc. ("ADEi"). ADEi is a leading provider of content transformation solutions that enable organizations to convert large volumes of existing data from multiple sources into XML, the industry standard co-authored by SoftQuad.

              The Acquisition was made pursuant to an Agreement and Plan of Reorganization ("Agreement"). Under the Agreement, the Registrant, agreed to purchase ADEi for a purchase price of $4,802,449 which was satisfied by the issuance of common stock of the Registrant. based on the fair market value of the common stock for thirty (30) consecutive trading days prior to November 15, 2000, or $6.40 per share. The purchase price is subject to working capital adjustments.

          Pursuant to the Agreement, the Registrant issued 750,383 shares of Common Stock in exchange for all the outstanding common shares of ADEi. Also pursuant to the agreement, option holders in ADEi converted vested options in ADEi for 80,770 vested options of the Registrant. After giving effect to the Acquisition, the aggregate number of shares of Common Stock outstanding on November 20,2000, on a fully diluted basis, was 26,972,925.

Item  7.  Financial  Statements,  Pro Forma Financial Information and Exhibits
          --------------------------------------------------------------------

          (a)  Financial  Statements  of  Businesses  Acquired.

                  Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available and in any event by February 3, 2001.

          (b)  Pro  Forma  Financial  Information.

                  Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information by amendment to this report as soon as it is available and in any event by February 3, 2001

        Exhibits
        --------

        2.1     Agreement and Plan of Reorganization, dated November 15, 2000

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SOFTQUAD  SOFTWARE,  LTD.
                                       (the Registrant)

Dated:  December 5, 2000               By:  /s/ Roberto Drassinower
                                            -------------------------
                                            Roberto Drassinower
                                            Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit Number           Description
---------------          -----------

2.1                      Agreement and Plan of Reorganization